Exhibit 10.14

CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT, MARKED BY [***], HAS BEEN

EXCLUDED FROM THIS EXHIBIT BECAUSE THE REGISTRANT HAS DETERMINED THAT IT IS

BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR

CONFIDENTIAL.

COLLABORATION AND SUPPLY AGREEMENT

by and between

RayzeBio, Inc.

And

Niowave, Inc.

COLLABORATION AND SUPPLY AGREEMENT

This Collaboration and Supply Agreement (this “Agreement”) dated as of May 26, 2021 (the “Effective Date”), by and between RayzeBio, Inc., a Delaware corporation having a place of business at 9880 Campus Point Dr, Suite 410, San Diego, CA 92121 (“RayzeBio”), and Niowave, Inc., a Michigan corporation having a place of business at 1012 N. Walnut Street, Lansing, MI 48906, USA (“Niowave”).

Background

(1)	RayzeBio is the biotechnology company developing targeted radioisotopes with a focus on novel binders to deliver potent therapeutic radioisotopes such as Actinium-225 (“Ac-225”).

(2)

Niowave is developing its manufacturing facilities in Lansing, Michigan to commence producing Ac-225 and has the expertise in the production and processing of radioactive materials, including the necessary know-how, techniques, methods, processes and trade secrets for the development and manufacture of Ac-225.

(3)

Following the development of the Niowave capabilities, RayzeBio desires to purchase from Niowave, and Niowave desires to supply RayzeBio, Ac-225 for use in manufacturing RayzeBio’s products in accordance with the terms and conditions set out herein.

NOW THEREFORE in consideration of the undertakings contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

Article 1

Definitions

1.1	In addition to any other defined terms in this Agreement, the following terms have the following meanings:

“Ac-225” shall mean the Ac-225 isotope produced by Niowave for supply to RayzeBio under the terms of this Agreement.

“Affiliate” means, with respect to a Party, any corporation or other business entity that controls, is controlled by, or is under common control with that Party. For the purpose of this definition, “control” shall mean, direct or indirect, ownership of fifty percent (50%) or more of the shares of stock entitled to vote for the election of directors, in the case of a corporation, or fifty percent (50%) or more of the equity interest in the case of any other type of legal entity, status as a general partner in any partnership, or any other arrangement whereby the entity or person controls or has the right to control the board of directors or equivalent governing body of a corporation or other entity, or the ability to cause the direction of the management or policies of a corporation or other entity.

“Agreement” has the meaning given to such term in the introductory paragraph.

“Business Day” means any day other than Saturday, Sunday or other day on which the banks in Lansing, MI are closed.

“Confidential Information” means all confidential technical information, know-how and data, and other proprietary information and data of a financial, business, commercial or technical nature which the disclosing Party or any of its Affiliates has supplied or otherwise made available to the other Party or its Affiliates, whether made available orally, in writing or in electronic form, including without limitation, information comprising or relating to concepts, discoveries, inventions, data, designs or formulae in relation to this Agreement.

“Effective Date” has the meaning given to such term in the introductory paragraph.

“Final Product” means an Ac-225 based oncology product, as modified and improved by RayzeBio.

“Force Majeure” has the meaning given to such term in Section 12.5.

“Joint Project Team” or “JPT” means the committee established as set forth in Article 6.

“Losses” has the meaning given to such term in Section 10.3.

“mCi” means millicurie which is the unit of radioactivity equal to one thousandth of a curie.

“Milestone(s)” as defined in Exhibit B.

“Minimum Amount” has the meaning given to such term in Section 3.2.

“Niowave IP” means trade secrets, trademarks, patents, copyrights, know-how and similar rights of any type under the law of any governmental authority, domestic or foreign, including all applications and registrations thereto owned or controlled by Niowave or its Affiliates as of the Effective Date or thereafter during the Term that are reasonably necessary or useful for the production, manufacture, or supply of Ac-225 or the development of those capabilities.

“Niowave Process Technology” means all technology, processes, methods, protocols, standard procedures, unique design elements, software, blueprints, technical drawings, specifications, and related documentation and information that is used in connection with or related to the development, production, manufacture, or supply of Ac-225 or the development of those capabilities.

“Party” or “Parties” shall mean Niowave or RayzeBio, or Niowave and RayzeBio, whichever the context admits.

“Prices” means the prices charged by Niowave to RayzeBio for the supply of Ac-225 as set out in Exhibit C to this Agreement.

“Production Confirmation” has the meaning given to such term in Section 2.3.

“Specifications” shall mean those specifications for Ac-225 as set out in Exhibit A.

“Term” has the meaning given to such term in Section 9.

“Timeline” means the series of Milestones as described in Exhibit B.

“uCi” means a microcurie which is the unit of radioactivity equal to one-millionth of a curie.

1.1	General Interpretive Principles. For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

1.1.1	“includes” and “including” shall mean respectively includes and including without limitation;

1.1.2	a Party includes its permitted assignees and/or the respective successors in title to substantially the whole of its undertaking;

1.1.3

a statute or statutory instrument or any of their provisions is to be construed as a reference to that statute or statutory instrument or such provision as the same may have been or may from time to time hereafter be amended or re-enacted;

1.1.4	words denoting the singular shall include the plural and vice versa and words denoting any gender shall include all genders;

1.1.5

the Exhibits and other attachments form part of the operative provision of this Agreement and references to this Agreement shall, unless the context otherwise requires, include references to the Exhibits and attachments;

1.1.6	the headings in this Agreement are for information only and shall not be considered in the interpretation of this Agreement;

1.1.7	general words shall not be given a restrictive interpretation by reason of their being preceded or followed by words indicating a particular class of acts, matters or things; and

1.1.8

the Parties agree that the terms and conditions of this Agreement are the result of negotiations between the Parties and that this Agreement shall not be construed in favor of or against any Party by reason of the extent to which any Party participated in the preparation of this Agreement

Article 2

Development of Production Capability

2.1	Development of Production Capability. Niowave will use commercially reasonable efforts to develop the capabilities to manufacture and supply Ac-225 at the Milestones and within the Timeline.

2.2

Cooperation of Development. RayzeBio will provide reasonable assistance in connection with the development of the processes and capabilities at Niowave. In particular, RayzeBio will provide advisory support with respect to [***]. The support services will be coordinated through [***]. Notwithstanding the cooperation, Niowave will remain solely responsible for the development of its production capabilities in accordance with the Milestones and Timeline.

2.3

Completion of Production Capability. Within [***] of successful completion of Milestone 2 (“MS2”), and receipt of Ac-225 from Niowave, RayzeBio will in good faith make a determination as to whether the Ac-225 meets the Specifications. (“Production Confirmation”). In the event that RayzeBio determines that the Ac-225 produced by Niowave does not meet the Specifications, the Parties will promptly meet, within no less than [***], and work in good faith to develop a plan to remedy the issues as promptly as possible. Upon remedy of the issues, RayzeBio will issue the Production Confirmation.

Article 3

Supply/Purchase of Ac-225

3.1

Supply Commitment. Upon completion of Milestone 4 (“MS4”), Niowave shall make available to RayzeBio with RayzeBio having prioritized and first rights of any customer to Ac-225, and RayzeBio may purchase from Niowave, up to the greater of [***] of Niowave total production capacity.

3.2

Minimum Amount. Upon completion of MS4 and once Niowave notifies RayzeBio that Niowave has the demonstrated capacity to produce at least [***] of Ac-225 per [***] (“[***] Notice”), RayzeBio shall purchase a minimum of [***] of Ac-225 per [***] (“Minimum Amount”) for a minimum of [***]. The Minimum Amount continues for [***] from the date of the [***] Notice, provided that the Ac-225 produced by Niowave meets the Specifications and Niowave continues to have capacity to produce at least [***] of Ac-225 per [***]. RayzeBio has the right to [***]. The Parties may agree to lower the Minimum Amount during this period.

Article 4

Order Processing

4.1

Annual Forecasts. RayzeBio shall provide Niowave with a non-binding annual forecast of expected Ac-225 deliveries no later than 30th September of each year for the following year beginning January 1st. This annual forecast shall be updated on a monthly rolling basis. The annual forecast is non-binding, and RayzeBio will use commercially reasonable efforts to provide accurate annual forecasts. [***]

4.2

Monthly Forecasts. No later than the last day of each month, RayzeBio shall provide to Niowave a quarterly forecast for Ac-225 deliveries for the next 3-month period on a weekly basis. For purposes of this section, a week shall be measured as commencing on Monday and ending on Sunday. The weekly Ac-225 delivery forecasts for the first two (2) months of each monthly report shall be binding on RayzeBio and will be considered as purchase orders that are obligated to be filled by Niowave pursuant to the terms of this Agreement, including the Price terms defined in Exhibit C. (“Binding Forecast”).

4.3

Ac-225 Price. Niowave shall supply the Ac-225 to RayzeBio at the Prices set forth in Exhibit C. All Prices are in US Dollars. Niowave will invoice RayzeBio for individual orders of Ac-225 based on the Prices upon shipment. RayzeBio will pay the applicable invoices within [***] of receipt. Niowave will notify RayzeBio of any inflationary adjustment by December 1st of each year to be effective January 1st of the following year, and will base the increase on mutually agreed upon inflation indices.

4.4

Shipping Costs and Delivery Terms. The Prices do not include shipping and related transportation and insurance costs. RayzeBio will organize, arrange, and pay the third-party costs for shipping the Ac-225 from Niowave to the applicable RayzeBio facility or designated contract manufacturing organization (“CMO”) for RayzeBio. If applicable, RayzeBio shall bear and reimburse Niowave for all tariffs, fees, taxes, duties, sales or value-added taxes (VAT), and similar governmental impositions associated with the import or export of the Ac-225 and the sale of Ac-225 to RayzeBio. Risk of loss for Ac-225 shall pass to RayzeBio upon handover to the carrier from the Niowave Facility.

4.5

Acceptance. Upon delivery of an Ac-225 shipment, RayzeBio shall immediately inspect the Ac-225 to confirm that the Ac-225 meets the Specifications. In case of any non-compliance of Ac-225, RayzeBio shall notify Niowave in writing (email is sufficient) within [***] of the delivery of the Ac-225 shipment (“Non-conformance Notice”) detailing with specificity the non-compliance of such Ac-225 shipment. Niowave will use commercially reasonable efforts to cure the non-compliance as soon as possible. If Niowave is incapable of curing the non-compliance, Niowave will use commercially reasonable efforts to replace the whole or part non-conforming Ac-225 shipment at Niowave’s sole cost and expense. If RayzeBio does not provide Niowave with a Non-conformance Notice, the Ac-225 shipment will be deemed accepted by RayzeBio and RayzeBio will be deemed to have waived all claims related to non-conformance of Ac-225 as to the accepted shipment of Ac-225. (“Acceptance”).

4.6

Delays. If Niowave is unable to supply the Ac-225 according to a Binding Forecast, Niowave shall inform RayzeBio without delay and in any event within [***] of being made aware of the situation that could impact the delivery date. In such case, Niowave will use commercially reasonable efforts to provide RayzeBio with the earliest possible alternative delivery date.

Article 5

RayzeBio Milestone Payment Obligations

5.1

Milestone Payments. After the achievement of each of the following Milestones, Niowave shall invoice and RayzeBio shall pay the following Milestone Payments. Detail regarding each of the Milestones is included in Exhibit B. If RayzeBio in its sole determination determines the Ac-225 delivered in Milestone 0 (“MS0”) does not meet RayzeBio’s requirements, then the Parties will promptly meet, within no less than [***], and work in good faith to develop a plan to remedy the issues as promptly as possible. If no remedy that is mutually acceptable to both Parties can be agreed upon, then RayzeBio may terminate this Agreement upon [***] notice to Niowave with no financial obligations due from RayzeBio to Niowave.

Milestone	Milestone Date	Milestone Payment
Milestone 0 (MS0)	[***]	$	[***]
Milestone 1 (MS1)	[***]	$	[***]
Milestone 2 (MS2)	[***]	$	[***]
Milestone 3 (MS3)	[***]	$	[***]
Milestone 4 (MS4)	[***]	$	[***]
Milestone 5 (MS5)	[***]	$	[***]
Milestone 6 (MS6)	[***]	$	[***]
Milestone 7 (MS7)	[***]	$	[***]

If a Milestone is not achieved within [***] of the Milestone Date, the Milestone Payment shall be reduced by [***]%. If a Milestone is not achieved within [***] of the Milestone Date, the Milestone Payment is reduced to zero (0); provided, however, that the Milestone Payment may be fully restored if Niowave achieves the missed Milestone within [***] of the missed Milestone Date and achieves the next successive Milestone on or before the next successive Milestone Date.

Article 6

Project Management

6.1

Joint Project Team. The Parties will establish a Joint Project Team composed of two senior executives of each Party. The JPT will (a) oversee the collaborative activities of the Parties under the Agreement; (b) coordinate the cooperation with respect to the development of the process capabilities at Niowave for supplying Ac-225 and other ongoing activities; (c) establish additional joint subcommittees, as appropriate; and (d) consider and act upon such other matters as specified in the Agreement. The JPT will also review the Timeline in Exhibit B on a periodic basis to ensure transparency and accountability for project timelines.

6.2

Meetings. The JPT will hold a meeting, in person or by teleconference, at least [***] and at such other times as it may agree during the Term. The JPT may elect to meet less frequently as well upon mutual agreement. Prior to the completion of Milestone 4, Niowave’s JPT members will provide RayzeBio’s JPT members a [***] update of work that has been completed in the preceding month, the work to be accomplished in the next month, any technical or management problems that may exist at the time of the report and Niowave’s proposed solution for such problems. During JPT meetings, the Parties will review the progress of the collaboration, discuss each Party’s performance, and any problems and proposed solutions. Each Party will be entitled to have in attendance at such meetings any other authorized person that such Party selects, and each party will be responsible for its own expenses for JPT meetings.

Article 7

Regulatory Compliance and Quality Plan

7.1	Manufacturing Practices.

7.1.1

During the Term and subject to any cure periods for any notices of non-compliance, Niowave will manufacture Ac-225 in compliance with all applicable laws, regulations, and other regulatory requirements. Niowave will maintain an FDA-compliant quality system such that Niowave meets all applicable regulatory requirements. Once applicable, Niowave will manufacture in compliance with GMP and in accordance with the drug master file (“DMF”).

7.1.2

Niowave will promptly notify RayzeBio if Niowave is in non-compliance with the regulations or requirements of any of any governmental agency. Niowave will promptly cure any notice on non-compliance consistent with the regulations or requirements of any governmental agency.

7.1.3

Niowave will maintain all records pertaining to the Ac-225 supplied to RayzeBio on forms required by the applicable regulatory authority for a minimum of [***]. Niowave will provide the necessary data and information reasonably requested by RayzeBio to comply with directives from relevant regulatory agencies.

7.2

Testing and Labeling. Prior to shipment of Ac-225, Niowave will ensure that the shipment meets the Specifications and is properly labeled to meet both regulatory compliance guidelines and quality guidelines. Niowave shall provide with each Ac-225 shipment a certificate of analysis signed by the relevant authorized representative of Niowave attesting that the shipment meets the Specifications.

7.3

Responsibility for the Final Product. Upon Acceptance of any shipment of Ac-225 in accordance with this Agreement, RayzeBio shall be solely responsible, at its sole cost, expense and risk, for the Final Product, including its labeling and packaging, handling, storage, quality control, quality assurance, and all testing and release aspects. RayzeBio is solely responsible for commercialization and distribution of the Final Product. RayzeBio shall comply with all applicable laws for the Final Product, including any reporting requirements for adverse events, including compliance with the display, documentation and reporting obligations to the authorities.

7.4

RayzeBio Regulatory Responsibilities. RayzeBio shall control and be responsible, at its expense, for the maintenance of all regulatory approvals for the Final Product with the exception of the Ac-225 drug DMF and other regulatory activities in direct connection with Ac-225 production which shall be Niowave’s responsibility. RayzeBio shall obtain and maintain such licenses, registrations, listings, authorizations and approvals as the applicable governmental authorities may require to enable supply and use of the Final Product as a commercial medical device or in investigational human trials.

7.5	Audits.

7.5.1

RayzeBio and its representatives including any authorized representatives and notified bodies have the right to perform routine audits of Niowave relating to the manufacture of Ac-225 supplied to RayzeBio, but not more often than once per calendar year. The purpose of the RayzeBio audit is to determine Niowave’s compliance with applicable laws, regulations, policies, procedures and guidelines and the terms of this Agreement, limited to Niowave’s manufacture of Ac-225 for RayzeBio. Audits will be scheduled in advance at times mutually agreeable to both RayzeBio and Niowave.

7.5.2

In addition to the annual audits provided in 7.5.1, RayzeBio shall have the right to perform reasonable “for cause” audits to investigate quality events including complaints, etc. The specific goals for the audits and the proposed dates of such audits shall be agreed upon by RayzeBio and Niowave. During any for cause audit, RayzeBio auditors shall have the right to inspect and audit the systems, facilities, equipment and all relevant documentation for the purpose of determining compliance with the Specifications, applicable laws or regulations. RayzeBio will provide Niowave a written report of all audit observations within [***] of the audit completion. Within [***] of receipt of the audit report, Niowave will provide a written response to all findings that detail corrective actions to be implemented, if any.

7.5.3

In the case of unannounced inspections by notified bodies or governmental or regulatory authorities, Niowave will provide access and support upon the arrival of the authority for inspection. Niowave will notify the RayzeBio quality point of contact when any notified body or regulatory authority arrives with respect to an audit. Any regulatory inspection observations that may have a material negative impact on RayzeBio’s Final Product, violations, or other non-conforming actions shall be promptly disclosed to RayzeBio.

Article 8

Confidentiality

8.1

Duty of Confidence. Subject to the other provisions of this Article, all Confidential Information disclosed by a Party or its Affiliates under this Agreement will be maintained in confidence and otherwise safeguarded by the recipient Party. The recipient Party may only use the Confidential Information for the purposes of this Agreement and pursuant to the rights granted to the recipient Party under this Agreement. Subject to the other provisions of this Article, each Party shall hold as confidential such Confidential Information of the other Party or its Affiliates in the same manner and with the same protection as such recipient Party maintains its own confidential information. A recipient Party may only disclose Confidential Information of the other Party to employees, agents, contractors, consultants and advisers of the Party and its Affiliates to the extent reasonably necessary for the purposes of, and for those matters undertaken pursuant to, this Agreement; provided that such Persons are bound to maintain the confidentiality of the Information in a manner consistent with the confidentiality provisions of this Agreement.

8.2	Exceptions. The obligations under this Article shall not apply to any information to the extent the recipient Party can demonstrate by competent evidence that such information:

8.2.1	is (at the time of disclosure) or becomes (after the time of disclosure) known to the public or part of the public domain through no breach of this Agreement by the recipient Party or its Affiliates;

8.2.2	was known to, or was otherwise in the possession of, the recipient Party or its Affiliates prior to the time of disclosure by the disclosing Party or any of its Affiliates;

8.2.3

is disclosed to the recipient Party or an Affiliate on a non-confidential basis by a third party who is entitled to disclose it without breaching any confidentiality obligation to the disclosing Party or any of its Affiliates; or

8.2.4

is independently developed by or on behalf of the recipient Party or its Affiliates, as evidenced by its written records, without reference to the Information disclosed by the disclosing Party or its Affiliates under this Agreement.

8.3	Authorized Disclosures.

8.3.1

In addition to disclosures allowed above, RayzeBio may disclose Confidential Information belonging to Niowave or its Affiliates to the extent such disclosure is necessary for regulatory filings for the Final Product or to the extent otherwise necessary or appropriate in connection with exercising the license and other rights granted to it hereunder.

8.3.2

In the event the recipient Party is required to disclose Confidential Information of the disclosing Party by law or in connection with bona fide legal process, such disclosure shall not be a breach of this Agreement; provided that the recipient Party (a) informs the disclosing Party as soon as reasonably practicable of the required disclosure; (b) limits the disclosure to the required purpose; and (c) at the disclosing Party’s request and expense, assists in an attempt to object to or limit the required disclosure, or seek a protective order.

8.4	Survival of Provisions. The obligations of confidentiality and non-use survive the termination or expiration of this Agreement, irrespective of the manner in which this Agreement is terminated.

Article 9

Term, Termination

9.1

Term. The term (“Term”) of this Agreement will commence upon the Effective Date and continue until the twenty (20) year anniversary of the [***] Date, unless earlier terminated as permitted by the Agreement. Notwithstanding the foregoing, any provision of this Agreement that by its terms survives the termination of this Agreement will survive the Term, as if those provisions were a separate understanding between the Parties.

9.2

Termination for Material breach. If either Party is in material breach of its obligations under this Agreement and, within thirty (30) days of written notice from the non-defaulting Party or such longer period as is necessary to remedy the breach so long as the defaulting party commences a cure within such 30-day period and diligently pursues the cure to completion, the defaulting Party has not completely cured such breach in all material aspects, then the non-defaulting Party may terminate this Agreement in its entirety upon written notice of termination to the defaulting Party; provided, that such termination will only relieve the Parties of obligations that would have arisen under this Agreement after the effective date of termination and will in no way relieve the Parties from any obligations existing on the date of such termination, including but not limited to the obligation to pay outstanding invoices and fill outstanding orders.

In the event of termination under this Section, the non-defaulting Party will also have all other remedies available at law or in equity.

9.3

Termination by RayzeBio. In the event that RayzeBio no longer has a future forecast to purchase Ac-225, RayzeBio may terminate this Agreement without cause at any time upon six (6) months written notice following the five (5) year anniversary of the [***] Notice.

9.4

Effect of Termination. In the event of any termination or expiration of this Agreement, such termination or expiration will only relieve the Parties of obligations that would have arisen under this Agreement after the effective date of termination or expiration and will in no way relieve the Parties from any then-existing obligations, including the obligation to pay outstanding invoices and fill outstanding orders. In addition, Articles 8 and 10 and Section 7.5 shall survive any termination or expiration of this Agreement.

Article 10

Representations, Warranties, Indemnification, Insurance

10.1	RayzeBio Warranty. RayzeBio represents, warrants and covenants that:

10.1.1	It has not entered into any contract and is not subject to any obligation that will prevent or adversely affect its ability to fulfill its obligations under this Agreement;

10.1.2	It has the full right and authority to enter into this Agreement and to grant the rights granted under this Agreement;

10.1.3	It shall exercise its rights and engage in activities hereunder in a workmanlike manner, using reasonable care; and

10.1.4

It shall at its sole cost and expense, comply with all laws and regulations and obtain all governmental approvals, regulatory approvals applicable to the exercise its rights and the engagement of its activities under this Agreement.

10.2	Niowave Warranty. Niowave represents, warrants and covenants that:

10.2.1	It has not entered into any contract and is not subject to any obligation that will prevent or adversely affect its ability to fulfill its obligations under this Agreement;

10.2.2	It has the full right and authority to enter into this Agreement and to grant the rights granted under this Agreement;

10.2.3	It is the owner or has legal rights of use of the Niowave IP and Niowave Process Technology;

10.2.4

The Niowave IP and Niowave Process Technology do not, to Niowave’s best information and belief, infringe any patents, trademarks, trade secrets, copyright, or other industrial or intellectual property rights of third parties;

10.2.5	It shall exercise its rights and engage in activities hereunder in a workmanlike manner, using reasonable care; and

10.2.6

It shall at its sole cost and expense, comply with all laws and regulations and obtain all governmental approvals, regulatory approvals applicable to the exercise of its rights and the engagement of its activities under this Agreement.

10.3

Niowave Indemnity. Niowave will defend, indemnify, and hold harmless RayzeBio and its Affiliates and their respective directors, officers, employees, agents, attorneys, successors and assigns from and against any and all losses, claims, suit, proceedings, liabilities, damages, fines, penalties, costs and expenses, including costs and expenses of investigation, judgment and settlement, and all attorneys’ fees and expenses (collectively, “Losses”) related to or arising from: (a) any claim that the Ac-225 provided or the Niowave IP or Niowave Process Technology infringes, misappropriates or otherwise violates any intellectual property rights of a third party; (b) the breach of any of the covenants, warranties or representations made by Niowave to RayzeBio under this Agreement; and (c) the gross negligence or willful misconduct of Niowave or any of its Affiliates; except to the extent such claims fall within the scope of RayzeBio’s indemnification obligations or to the extent that such claims arise from the breach, negligence or willful misconduct of RayzeBio or the relevant indemnitee.

10.4

RayzeBio Indemnity. RayzeBio will defend, indemnify, and hold harmless Niowave and its Affiliates and their respective directors, officers, employees, agents, attorneys, successors and assigns from and against any and all Losses related to or arising from: (a) any claim that the Final Product infringes, misappropriates or otherwise violates any intellectual property rights of a third party; (b) the breach of any of the covenants, warranties or representations made by RayzeBio to Niowave under this Agreement; (c) any injuries to persons and/ or any damage to property caused by the Final Product; and (d) the gross negligence or willful misconduct of RayzeBio or any of its Affiliates; except to the extent such claims fall within the scope of Niowave’s indemnification obligations or to the extent that such claims arise from the breach, negligence or willful misconduct of Niowave or the relevant indemnitee.

10.5

DISCLAIMER. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATION OR EXTENDS ANY WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR NONINFRINGEMENT.

10.6

LIMITATION OF LIABILITY. NOTWITHSTANDING ANYTHING IN THIS AGREEMENT OR OTHERWISE, NEITHER PARTY SHALL BE LIABLE TO THE OTHER WITH RESPECT TO ANY SUBJECT MATTER OF THIS AGREEMENT (WHETHER UNDER ANY CONTRACT, NEGLIGENCE, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY) FOR ANY INCIDENTAL, INDIRECT, SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES, INCLUDING LOSS OF PROFITS.

Article 11

Public Statements

11.1

Use of Names. Neither Party shall use the name, symbol, trademark, trade name or logo of the other Party or its Affiliates in any press release, publication, or other form of public disclosure without the prior written consent of the other Party in each instance (such consent not to be unreasonably withheld or delayed).

11.2

Press Releases. Each Party agrees not to issue any press release or other public statement, whether oral or written, disclosing the existence of this Agreement, the terms hereof, or any information relating to this Agreement without the prior written consent of the other Party.

11.3

Required Disclosures. Notwithstanding the foregoing, each Party may make any disclosures required of it to comply with any duty of disclosure it may have pursuant to law or governmental regulation or pursuant to the rules of any recognized stock exchange. In the event of a disclosure required by law, governmental regulation or the rules of any recognized stock exchange, the Parties shall coordinate with each other with respect to the timing, form and content of such required disclosure. If so requested by the other Party, the Party subject to such obligation shall use commercially reasonable efforts to obtain an order protecting to the maximum extent possible the confidentiality of such provisions of this Agreement as reasonably requested by the other Party. If the Parties are unable to agree on the form or content of any required disclosure, such disclosure shall be limited to the minimum required as determined by the disclosing Party in consultation with its legal counsel. Without limiting the foregoing, each Party shall consult with the other Party on the provisions of this Agreement, together with exhibits or other attachments attached hereto, to be redacted in any filings made by either Party with any governmental authority, stock exchange, or other regulatory body, or as otherwise required by law.

Article 12

Miscellaneous

12.1

Assignment. Neither Party may assign its rights and obligations under this Agreement without the other Party’s prior written consent, except that either Party may assign this Agreement in its entirety to a successor to all or substantially all of its business or assets to which this Agreement relates. Any permitted assignee will assume all obligations of its assignor under this Agreement (or related to the assigned portion in case of a partial assignment). Any attempted assignment in contravention of the foregoing will be void. Subject to the terms of this Agreement, this Agreement will be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns. Assigning party shall provide non-assigning party notice of such permitted assignment within 30 days of the assignment.

12.2

Extension to Affiliates. Each Party shall have the right to extend the rights, immunities, and obligations granted in this Agreement to one or more of its Affiliates. All applicable terms and provisions of this Agreement shall apply to any such Affiliate to which this Agreement has been extended to the same extent as such terms and provisions apply to the applicable Party. Each Party shall remain primarily liable for any acts or omissions of its Affiliates.

12.3

Severability. Should one or more of the provisions of this Agreement become void or unenforceable as a matter of law, then this Agreement shall be construed as if such provision were not contained herein and the remainder of this Agreement shall be in full force and effect, and the Parties will use their commercially reasonable efforts to substitute for the invalid or unenforceable provision a valid and enforceable provision which conforms as nearly as possible with the original intent of the Parties.

12.4	Governing Law, Dispute Resolution, Jurisdiction, and Attorneys Fees.

12.4.1	This Agreement shall be governed by and construed under the laws of the State of New York, without giving effect to the conflicts of laws provision thereof.

12.4.2

In the event of a dispute under this Agreement, the Parties will refer the dispute to the JPT for discussion and resolution. If the JPT is unable to resolve the dispute within thirty (30) days of it being referred to the JPT, either Party may require that the JPT forward the matter to the CEOs of each Party (or designees with similar authority to resolve such dispute), who shall attempt in good faith to resolve such dispute. If the CEOs cannot resolve the dispute within ten (10) Business Days of the matter being referred to them, either Party shall be free to initiate litigation in accordance with this Section.

12.4.3

In the event of any unresolved disputes between the Parties relating to, arising out of or in any way connected with this Agreement, the Parties irrevocably agree that the federal and state courts located in New York shall have exclusive jurisdiction to hear and decide any suit, action or proceedings, and/or to settle any disputes, which may arise out of or in any way relate to this Agreement or its formation and, for these purposes, each Party on behalf of itself and its Affiliates irrevocably submits to the personal jurisdiction of the federal and state courts of New York.

12.4.4

In any action to enforce the terms of this Agreement or other action between the parties, the prevailing party shall be awarded actual attorneys fees, costs, and expenses, including without limitation, expert fees.

12.5

Force Majeure. If either Party is prevented from performing its obligations under this Agreement as a result of any contingency beyond its reasonable control (“Force Majeure”), including any actions of governmental authorities or agencies, war, hostilities between nations, civil commotions, riots, national industry strikes, lockouts, sabotage, shortages in supplies, energy shortages, epidemics, pandemics, fire, floods and acts of nature such as typhoons, hurricanes, earthquakes, or tsunamis, the Party so affected shall not be responsible to the other Party for any delay or failure of performance of its obligations hereunder, for so long as Force Majeure prevents such performance. In the event of Force Majeure, the Party immediately affected thereby shall give prompt written notice to the other Party specifying the Force Majeure event complained of and shall use commercially reasonable efforts to resume performance of its obligations. Notwithstanding the foregoing, if such a Force Majeure induced delay or failure of performance continues for a period of more than forty-five (45) days, the other Party may terminate this Agreement upon written notice to the non-performing Party. Notwithstanding anything to the contrary provided herein, Force Majeure shall not relieve a party of its obligations to pay the other party amounts due under this Agreement.

12.6

Waivers and Amendments. The failure of any Party to assert a right hereunder or to insist upon compliance with any term of this Agreement shall not constitute a waiver of that right as to a similar subsequent failure to perform any such term by the other Party. No waiver shall be effective unless it has been given in writing and signed by the Party giving such waiver. No provision of this Agreement may be amended or modified other than by a written document signed by authorized representatives of each Party.

12.7

Relationship of the Parties. Nothing contained in this Agreement shall be deemed to constitute a partnership, joint venture, or legal entity of any type between Niowave and RayzeBio, or to constitute one as the agent of the other. Moreover, each Party agrees not to construe this Agreement, or any of the transactions contemplated hereby, as a partnership for any tax purposes. Each Party shall act solely as an independent contractor, and nothing in this Agreement shall be construed to give any Party the power or authority to act for, bind, or commit the other.

12.8

Notices. All notices provided for in this Agreement will be in writing and will be considered delivered if: (a) personally delivered to the person to be notified; (b) sent by email or facsimile, with confirmation of transmission received; (c) deposited in the mail of the United States of America, certified first class air mail, postage prepaid, return receipt requested (if local delivery); or (d) delivered to reputable overnight courier addressed to the respective Parties as set forth below. Such notices will be effective immediately if delivered in person or by confirmed email or facsimile and will be effective upon the date acknowledged to have been received or refused in return receipt if mailed or upon the date of receipt or refused if sent by overnight courier.

If to RAYZEBIO:	RayzeBio, Inc.
9880 Campus Point Dr., Suite 410
San Diego, CA 92121
Attention:	Eric Bischoff
[***]

If to Niowave:	Niowave, Inc.
1012 N. Walnut Street
Lansing, MI 48906
Attention:	Matt Burba
[***]

12.9

Further Assurances. RayzeBio and Niowave hereby covenant and agree without the necessity of any further consideration, to execute, acknowledge and deliver any and all such other documents and take any such other action as may be reasonably necessary to carry out the intent and purposes of this Agreement.

12.10

Compliance with Law. Each Party shall perform its obligations under this Agreement in accordance with all applicable laws. Neither Party shall, or shall be required to, undertake any activity under or in connection with this Agreement which violates, or which it believes, in good faith, may violate, any applicable law. In connection with this Agreement, each Party, its Affiliates, employees, agents and any other representatives shall neither offer, agree to give or give any person, nor demand, agree to accept or accept from any person – whether for themselves or another person and either directly or indirectly – any gift or payment, consideration or benefit of any kind, which constitutes an illegal or corrupt practice under the applicable laws.

12.11

No Third-Party Beneficiary Rights. The provisions of this Agreement are for the sole benefit of the Parties and their successors and permitted assigns, and they shall not be construed as conferring any rights to any third party (including any third-party beneficiary rights).

12.12

Expenses. Each Party shall pay the fees and expenses of its respective lawyers and other experts and all other expenses and costs incurred by such Party incidental to the negotiation, preparation, execution and delivery of this Agreement.

12.13

Contractual Limitations Period. Any action for breach of this Agreement must be brought no later than six (6) months after the claim has accrued, regardless of the applicable statutory statute of limitations. A party’s failure to bring an action within such six (6) month period shall be deemed to be a waiver of such claim.

12.14

Entire Agreement. This Agreement, together with its Exhibits, sets forth the entire agreement and understanding of the Parties as to the subject matter hereof and supersedes all proposals, oral or written, and all other prior communications between the Parties with respect to such subject matter. In the event of any conflict between a substantive provision of this Agreement and any Exhibit hereto, the substantive provisions of this Agreement shall prevail.

12.15	Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement by their duly authorized representatives as of the Effective Date.

NIOWAVE, INC.

By:	/s/ Terry Grimm
Title:	CEO & Senior Scientist
Date:	May 26, 2021

RAYZEBIO, INC.

By:	/s/ Ken Song
Title:	CEO
Date:	May 25, 2021

Exhibit A

Ac-225 Specifications

[***]

Note: The Parties agree that the above Specifications are preliminary and they agree to work towards a finalized Specification prior to Production Confirmation.

Exhibit B

MILESTONES AND TIMELINE

Milestones	Contractually Obligated	Investment
MS0 – [***]	[***]	$[***]
MS1 – [***]	[***]	$[***]
MS2 – [***]	[***]	$[***]
MS3 – [***]	[***]	$[***]
MS4 – [***]	[***]	$[***]
MS5 – [***]	[***]	$[***]
MS6 – [***]	[***]	$[***]
MS7 – [***]	[***]	$[***]

Exhibit C

PURCHASE PRICES

[***]

Amendment 1

This is Amendment Number 1 to the Collaboration and Supply Agreement (this “Amendment”) is effective as of June 21, 2021 by and between RayzeBio, Inc., a Delaware corporation having a place of business at 9880 Campus Point Dr, Suite 410, San Diego, CA 92121 (“RayzeBio”), and Niowave, Inc., a Michigan corporation having a place of business at 1012 N. Walnut Street, Lansing, MI 48906, USA (“Niowave”) and amends that certain Collaboration and Supply Agreement with an Effective Date of May 26, 2021 by and between RayzeBio and Niowave (the “Agreement”). Unless specifically designated otherwise, the capitalized terms herein shall have the same meanings given to them in the Agreement.

Whereas under Article 5, Section 5.1 – Milestone Payments, and Exhibit B – Milestones and Timeline, the Parties agreed to certain Milestone Payments. The terms and amounts of those Milestone Payments have been amended as follows:

Section 5.1

Milestone	Milestone Date	Milestone Payment
Milestone 0 (MS0)	[***]	$[***]
Milestone 1 (MS1)	[***]	$[***]
Milestone 2 (MS2)	[***]	$[***]
Milestone 3 (MS3)	[***]	$[***]
Milestone 4 (MS4)	[***]	$[***]
Milestone 5 (MS5)	[***]	$[***]
Milestone 6 (MS6)	[***]	$[***]
Milestone 7 (MS7)	[***]	$[***]

Exhibit B

Milestones	Contractually Obligated	Investment
MS0 – [***]	[***]	$[***]
MS1 – [***]	[***]	$[***]
MS2 – [***]	[***]	$[***]
MS3 – [***]	[***]	$[***]
MS4 – [***]	[***]	$[***]
MS5 – [***]	[***]	$[***]
MS6 – [***]	[***]	$[***]
MS7 – [***]	[***]	$[***]

For the avoidance of doubt, Article 3 of the Agreement remains in full force and effect irrespective of the successful completion of [***] by the Milestone Date shown above.

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IN WITNESS WHEREOF, the Parties hereto have executed this Agreement by their duly authorized representatives as of the Effective Date.

NIOWAVE, INC	RAYZEBIO, INC.
By: /s/ Mike Zamiara	By: /s/ Ken Song
Title: President	Title: CEO
Date: June 23, 2021	Date: June 21, 2021

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